UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

October 15, 2013

QTS Realty Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-36109	46-2809094
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

12851 Foster Street Overland Park, KS 66213	66213
(Address of principal executive offices)	(Zip Code)

(913) 814-9988

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On October 15, 2013, QTS Realty Trust, Inc. (the “Company”) closed its initial public offering of 14,087,500 shares of Class A common stock, $0.01 par value per share (“Class A common stock”), including the exercise in full of the underwriters’ option to purchase additional shares. In connection with the initial public offering and related formation transactions, the Company entered into the following material agreements and certain other organizational documents, forms of which were previously described in, and filed as exhibits to, the Company’s Registration Statement on Form S-11, and subsequent amendments thereto (the “Registration Statement”):

•	Fifth Amended and Restated Agreement of Limited Partnership of QualityTech, LP dated October 15, 2013

•	Registration Rights Agreement dated October 15, 2013 by and among QTS Realty Trust, Inc. and the parties listed on Schedule I thereto

•	Amended and Restated Registration Rights Agreement dated October 15, 2013 by and among QTS Realty Trust, Inc., QualityTech GP, LLC and GA QTS Interholdco, LLC

•	Amended and Restated Registration Rights Agreement dated October 15, 2013 by and among QTS Realty Trust, Inc., QualityTech GP, LLC, Chad L. Williams and certain entities owned or controlled by Chad L. Williams

•	Tax Protection Agreement dated as of October 15, 2013 by and among QTS Realty Trust, Inc., QualityTech, LP and the signatories party thereto

•	Limited Joinder Agreement dated as of October 15, 2013 by QTS Realty Trust, Inc. and KeyBank National Association

•	Limited Joinder Agreement dated as of October 15, 2013 by QTS Realty Trust, Inc. and Regions Bank

•	Unconditional Guaranty of Payment and Performance dated October 15, 2013 by QTS Realty Trust, Inc. (to KeyBank National Association)

•	Unconditional Guaranty of Payment and Performance dated October 15, 2013 by QTS Realty Trust, Inc. (to Regions Bank)

Amended and Restated Agreement of Limited Partnership

On October 15, 2013, the Company, as general partner of QualityTech, LP, the Company’s operating partnership (the “Operating Partnership”), entered into the Fifth Amended and Restated Agreement of Limited Partnership of the Operating Partnership (the “Amended and Restated Agreement of Limited Partnership”). Pursuant to the agreement, the Operating Partnership is required to distribute available cash on at least a quarterly basis. The Amended and Restated Agreement of Limited Partnership permits limited partners in the Operating Partnership to redeem their OP Units for cash or, at the Company’s election, shares of common stock on a one-for-one basis (in a taxable transaction) at any time beginning one year following the later of (1) the beginning of the first full calendar month following the completion of this offering and (2) the date of the issuance of the common unit of limited partnership of the Operating Partnership (“OP units) held by the limited partner. Additionally, pursuant to the Amended and Restated Limited Partnership Agreement, holders of vested Class O LTIP units and vested Class RS LTIP units may convert their units into a certain number of OP units in accordance with their terms. In addition, if the Company gives limited partners notice of its intention to make an extraordinary distribution of cash or property to its stockholders or effect a merger, a sale of all or substantially all of its assets, or any other similar extraordinary transaction, each limited partner may exercise its unit redemption right, regardless of the length of time it has held its OP units.

The Company is the sole general partner of the Operating Partnership, and currently owns approximately 78.8% of the OP Units in the Operating Partnership. Except as otherwise expressly provided in the Amended and Restated Agreement of Limited Partnership, as the sole general partner, the Company has the exclusive power to manage and conduct the business of the Operating Partnership. Consequently, the Company, as general partner, has full authority and responsibility to manage and operate the Operating Partnership’s business, as described in the Amended and Restated Agreement of Limited Partnership. The limited partners have no power to remove the Company as general partner.

A copy of the Amended and Restated Agreement of Limited Partnership is attached to this report as Exhibit 10.1 and incorporated herein by reference. The summary set forth above is qualified in its entirety by reference to Exhibit 10.1.

OP Unit Registration Rights Agreement

On October 15, 2013, the Company entered into a registration rights agreement (the “OP Unit Registration Rights Agreement”) covering OP Units issued to certain limited partners of the operating partnership, including certain of the Company’s directors and executive officers (the “continuing investors”). Pursuant to the registration rights agreement, subject to certain limitations, during the period beginning 15 days prior to the date these continuing investors are first permitted to redeem their OP units pursuant to the Amended and Restated Limited Partnership Agreement and ending 15 days thereafter, the Company will use commercially reasonable efforts to file one or more registration statements covering the issuance to the continuing investors of shares of Class A common stock upon redemption of their OP units (collectively, the “registrable shares”). The Company has agreed to use reasonable best efforts to cause each shelf registration statement to be declared and remain effective as soon as practicable after it is filed.

The Company has also agreed to indemnify the persons receiving these registration rights against specified liabilities, including certain potential liabilities arising under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, or to contribute to the expenses incurred or the payments such persons may be required to make in respect thereof. The Company has agreed to pay all of the expenses relating to the registration and any underwritten offerings of such securities, including, without limitation, all registration, listing, filing and stock exchange or FINRA fees, all fees and expenses of complying with securities or “blue sky” laws, all printing expenses, all fees of counsel and independent public accountants retained by the Company and the cost of any liability insurance or other premiums for insurance obtained in connection with any shelf registration statement pursuant to the OP Registration Rights Agreement. The holder will be responsible for underwriting discounts and commissions, any out-of-pocket expenses (including disbursements of such holder’s counsel, accountants and other advisors) and any transfer taxes related to the sale or disposition of the shares.

A copy of the OP Unit Registration Rights Agreement is attached to this report as Exhibit 10.2 and incorporated herein by reference. The summary set forth above is qualified in its entirety by reference to Exhibit 10.2.

General Atlantic Registration Rights Agreement and Williams Registration Rights Agreement

In addition, the Company entered into an Amended and Restated Registration Rights Agreement with GA QTS Interholdco, LLC, a Delaware limited liability company (“General Atlantic”) (the “General Atlantic Registration Rights Agreement”), and an Amended and Restated Registration Rights Agreement with Chad L. Williams, the Company’s Chairman and Chief Executive Officer (the “Williams Registration Rights Agreement,” and with the General Atlantic Registration Rights Agreement, the “Amended Registration Rights Agreements”). Pursuant to the Amended Registration Rights Agreements, beginning 180 days after the completion of the Company’s initial public offering, General Atlantic and Mr. Williams will have demand rights to require the Company to file a new registration statement and prospectus providing for the sale by such holders of some or all of their shares, provided that (i) unless the holder is registering all of its shares, the shares to be registered in any registration must have an aggregate offering price of at least $5 million, (ii) the holders may make only four such demands, and (iii) we are not required to affect more than two such demands in any 12-month period. The holders may require the Company to use its reasonable best efforts to cause any such demand registration to be in the form of an underwritten offering. We may satisfy this obligation by causing the requested shares to be included as part of an existing shelf registration statement that we then have on file with (and that has been declared effective by) the Securities Exchange Commission.

In addition to the foregoing, if the Company files a registration statement with respect to an offering for its own account or on behalf of a holder of its common stock, each of General Atlantic and Mr. Williams will have the right, subject to certain limitations, to register such number of registrable shares held by it or him as each such holder requests. With respect to underwritten offerings, the Company will not be required to include any shares of a holder in the offering unless the holder accepts the terms of the offering as agreed between the Company and the underwriter, and then only in such amount as the underwriter believes will not jeopardize the success of the offering.

The Williams Registration Rights Agreement also provides that, subject to certain limitations, the Company will use commercially reasonable efforts to file, during the period beginning 15 days prior to the date Mr. Williams is first permitted to redeem his OP units pursuant to the Amended and Restated Limited Partnership Agreement and ending 15 days thereafter, a registration statement registering the issuance to Mr. Williams of the Class A common stock issued to Mr. Williams upon redemption of his OP units. The Company has agreed to use commercially reasonable efforts to keep the registration statement continuously effective until Mr. Williams no longer owns any OP units.

The Amended Registration Rights Agreements contain indemnification provisions and responsibilities for payments of expenses that are substantially similar to the OP Unit Registration Rights Agreement.

Copies of the General Atlantic Registration Rights Agreement and the Williams Registration Rights Agreement are filed as Exhibits 10.3 and 10.4, respectively, to this report and are incorporated herein by reference. The summaries of the General Atlantic Registration Rights Agreement and the Williams Registration Rights Agreement set forth above are qualified in their entirety by reference to Exhibits 10.3 and 10.4, respectively.

Tax Protection Agreement

On October 15, 2013, the Company and the Operating Partnership entered into a tax protection agreement (the “Tax Protection Agreement”) with Mr. Williams and his affiliates and family members who own OP units (the “Williams Parties”). Pursuant to the Tax Protection Agreement, the Company and Operating Partnership have agreed to indemnify the Williams Parties against certain tax liabilities resulting from: (1) the sale, exchange, transfer, conveyance or other disposition of the Company’s Atlanta-Metro, Atlanta-Suwanee or Santa Clara data centers in a taxable transaction prior to January 1, 2026 (the “protected period”); (2) causing or permitting any transaction that results in the disposition by any of the Williams Parties of all or any portion of their interests in the Operating Partnership in a taxable transaction during the protected period; or (3) the Company’s or Operating Partnership’s failure prior to the expiration of the protected period to maintain approximately $175 million of indebtedness that would be allocable to the Williams Parties or, alternatively, failing to offer the Williams Parties the opportunity to guarantee specific types of the Operating Partnership’s indebtedness in order to enable them to continue to defer certain tax liabilities.

A copy of the Tax Protection Agreement is attached to this report as Exhibit 10.5 and incorporated herein by reference. The summary set forth above is qualified in its entirety by reference to Exhibit 10.5.

Joinders to Credit Facilities

On October 15, 2013, the Company entered into separate limited joinder agreements with respect to its $575 million credit facility with KeyBank National Association, as agent thereunder, and the other financial institutions party thereto and with respect to its $100 million secured credit facility with Regions Bank, as agent thereunder, and the other financial institutions party thereto (collectively, the “Limited Joinder Agreements”). The Company was required to enter into the Limited Joinder Agreements under the terms of each of the credit facilities as a condition to consummation of the initial public offering. Pursuant to the Limited Joinder Agreements, the Company expressly joined and became a party to each credit facility and agreed to be bound by those provisions of each credit facility expressly applicable to the Company, including without limitation (i) that the Company will not directly or indirectly engage in any business other than in connection with the ownership, acquisition and disposition of interests in the Operating Partnership and the management of the business of the Operating Partnership and activities that are incidental thereto, and (ii) that the Company will not own assets other than its ownership interests in the Operating Partnership, assets that have been distributed to the Company by the Operating Partnership that are held for 10 business days or less pending further distribution to the Company’s stockholders, assets received from third parties that are held for 10 business days or less pending contribution to the Operating Partnership (which the Company is required by each credit facility to so contribute) and certain other specified assets. These restrictions on the Company will lapse if the Company becomes liable under the Springing Guarantees (defined below) for each credit facility.

Copies of each of the Limited Joinder Agreements are attached to this report as Exhibit 10.6 and Exhibit 10.7, respectively, and incorporated herein by reference. The summary set forth above is qualified in its entirety by reference to Exhibit 10.6 and Exhibit 10.7.

Springing Guarantees

In addition to the Limited Joinder Agreements, and as required under the terms of each of the credit facilities as a condition to the consummation of the initial public offering, the Company also entered into a separate unconditional guaranty of payment and performance (the “Springing Guarantees”) with respect to each of the credit facilities on October 15, 2013. Each Springing Guarantee provides a guaranty of payment and performance by the Company of the related credit facility upon the occurrence of, but not prior to, certain specified events, including without limitation (i) the Company’s failure to perform its obligations described above under “Joinders to Credit Facilities” and the passage of 45 days after either the Company becomes aware of the failure or the agent notifies the Operating Partnership in writing of the failure, (ii) if at any time the Company guarantees, or otherwise becomes obligated in respect of, any debt (other than certain permitted debt or obligations incurred on a springing basis substantially similar to these guarantees), and (iii) the occurrence of certain bankruptcy or insolvency events with respect to the Company.

Copies of each of the Springing Guarantees are attached to this report as Exhibit 10.8 and Exhibit 10.9, respectively, and incorporated herein by reference. The summary set forth above is qualified in its entirety by reference to Exhibit 10.8 and Exhibit 10.9.

Item 3.02 Unregistered Sales of Equity Securities.

In connection with the formation transactions of the Company consummated immediately prior to the closing of the initial public offering, on October 15, 2013, the Company issued 14,643,645 shares of Class A common stock (the “Formation Shares”) to General Atlantic upon conversion of Class C and Class D units of the Operating Partnership that were owned indirectly by General Atlantic. The Formation Shares were issued in reliance upon an exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, as a transaction not involving a public offering.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Company filed articles of amendment and restatement (“Amended and Restated Articles”) in connection with its initial public offering. The Amended and Restated Articles, among other things, increased the Company’s authorized stock from 100,000 shares to 500,000,000 shares, created two classes of common stock consisting of 450,000,000 authorized shares of Class A common stock and 133,000 shares of Class B common stock, $0.01 par value per share (“Class B common stock”) , and also authorized 49,687,000 shares of preferred stock. The Amended and Restated Articles established an initial board of eight directors consisting of Chad L. Williams, Philip P. Trahanas, William O. Grabe, John W. Barter, Peter A. Marino, Catherine R. Kinney, Scott D. Miller and Stephen E. Westhead and granted the Board the authority to cause the Company to elect to qualify for U.S. federal income tax treatment as a real estate investment trust (a “REIT”). Pursuant to the Amended and Restated Articles, each share of Class A common stock entitles the holder to one vote on matters submitted to a vote of stockholders and each share of Class B common stock entitles the holder to 50 votes on all matters submitted to a vote of stockholders, including the election of directors, and, except as provided with respect to any other class or series of capital stock, the holders of shares of Class A common stock and Class B common stock vote together as a single class and possess exclusive voting power. In addition, the holder of Class B common stock also has the right to convert the Class B common stock to Class A common stock. The Amended and Restated Articles also sets forth restrictions on ownership and transfer of the Company’s capital stock in order for the Company to qualify as a REIT under the Internal Revenue Code of 1986, as amended. The Amended and Restated Articles became effective upon filing with the State of Maryland State Department of Assessments and Taxation.

A copy of the Amended and Restated Articles is attached to this report as Exhibit 3.1 and incorporated herein by reference. The summary set forth above is qualified in its entirety by reference to Exhibit 3.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

3.1	Articles of Amendment and Restatement of QTS Realty Trust, Inc.

10.1	Fifth Amended and Restated Agreement of Limited Partnership of QualityTech, LP dated October 15, 2013

10.2	Registration Rights Agreement dated October 15, 2013 by and among QTS Realty Trust, Inc. and the parties listed on Schedule I thereto

10.3	Amended and Restated Registration Rights Agreement dated October 15, 2013 by and among QTS Realty Trust, Inc., QualityTech GP, LLC and GA QTS Interholdco, LLC

10.4	Amended and Restated Registration Rights Agreement dated October 15, 2013 by and among QTS Realty Trust, Inc., QualityTech GP, LLC, Chad L. Williams and certain entities owned or controlled by Chad L. Williams

10.5	Tax Protection Agreement dated as of October 15, 2013 by and among QTS Realty Trust, Inc., QualityTech, LP and the signatories party thereto

10.6	Limited Joinder Agreement dated as of October 15, 2013 by and between QTS Realty Trust, Inc. and KeyBank National Association

10.7	Limited Joinder Agreement dated as of October 15, 2013 by and between QTS Realty Trust, Inc. and Regions Bank

10.8	Unconditional Guaranty of Payment and Performance dated October 15, 2013 by QTS Realty Trust, Inc. (to KeyBank National Association)

10.9	Unconditional Guaranty of Payment and Performance dated October 15, 2013 by QTS Realty Trust, Inc. (to Regions Bank)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RLJ Lodging Trust

By:	/s/ Shirley E. Goza
Shirley E. Goza
Secretary and General Counsel

October 17, 2013

EXHIBIT INDEX

Exhibit Number	Exhibit Description

3.1	Articles of Amendment and Restatement of QTS Realty Trust, Inc.

10.1	Fifth Amended and Restated Agreement of Limited Partnership of QualityTech, LP dated October 15, 2013

10.2	Registration Rights Agreement dated October 15, 2013 by and among QTS Realty Trust, Inc. and the parties listed on Schedule I thereto

10.3	Amended and Restated Registration Rights Agreement dated October 15, 2013 by and among QTS Realty Trust, Inc., QualityTech GP, LLC and GA QTS Interholdco, LLC

10.4	Amended and Restated Registration Rights Agreement dated October 15, 2013 by and among QTS Realty Trust, Inc., QualityTech GP, LLC, Chad L. Williams and certain entities owned or controlled by Chad L. Williams

10.5	Tax Protection Agreement dated as of October 15, 2013 by and among QTS Realty Trust, Inc., QualityTech, LP and the signatories party thereto

10.6	Limited Joinder Agreement dated as of October 15, 2013 by and between QTS Realty Trust, Inc. and KeyBank National Association

10.7	Limited Joinder Agreement dated as of October 15, 2013 by and between QTS Realty Trust, Inc. and Regions Bank

10.8	Unconditional Guaranty of Payment and Performance dated October 15, 2013 by QTS Realty Trust, Inc. (to KeyBank National Association)

10.9	Unconditional Guaranty of Payment and Performance dated October 15, 2013 by QTS Realty Trust, Inc. (to Regions Bank)